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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) July 25, 2002


                               Owens & Minor, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

           Virginia                          1-9810                     54-1701843
 ----------------------------              ------------             ------------------
 (State or other jurisdiction              (Commission                (IRS Employer
       of incorporation                    File Number)             Identification No.)

        4800 Cox Road, Glen Allen, Virginia                         23060
     ----------------------------------------                     ---------
     (Address of principal executive offices)                     (Zip Code)




 Registrant's telephone number, including area code    (804) 747-9794
                                                    ---------------------


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Item 5.  Other Events

On July 23, 2002, Owens & Minor, Inc. (the "Company") issued a press release attached as Exhibit 99.1 hereto, which is incorporated by reference herein, reporting a seven year information technology and services agreement with Perot Systems Corporation.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.
              99.1  Press Release by the Company on July 23, 2002.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OWENS & MINOR, INC.

Date: July 25, 2002                         By:   /s/ Drew St.J. Carneal
                                                 ------------------------------
                                                   Name: Drew St.J. Carneal
                                                   Title: Senior Vice President
                                                            & General Counsel